Filed Pursuant to Rule 497(e)

Registration No. 333-66181

MORGAN KEEGAN SELECT FUND, INC. (the “Company”)

Regions Morgan Keegan Select Short Term Bond Fund

Regions Morgan Keegan Select Intermediate Bond Fund

Regions Morgan Keegan Select High Income Fund

Supplement dated July 29, 2008 (“Supplement”) to the

Statement of Additional Information dated November 1, 2007 (“SAI”)

This Supplement updates certain information contained in the Company’s SAI for Regions Morgan Keegan Select Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund, each a separate series of the Company (each, a “Fund,” and together, the “Funds”). This Supplement should be retained and read in conjunction with the SAI. Capitalized terms not otherwise defined herein have the meanings set forth in the SAI.

Effective July 29, 2008, all references in the SAI to Morgan Asset Management, Inc. (“Morgan Asset Management”), are replaced with Hyperion Brookfield Asset Management, Inc. (“Hyperion Brookfield,” or, the “Adviser”), a registered investment adviser and wholly owned subsidiary of Brookfield Asset Management, Inc., as a result of the appointment of Hyperion Brookfield as the new investment adviser to the Funds, previously managed by Morgan Asset Management. On July 11, 2008, the Funds’ shareholders approved, via proxy vote, the selection of Hyperion Brookfield as the new investment adviser to the Funds and elected a new Board of five Directors of the Company. The change in the Company’s investment adviser to Hyperion Brookfield and the election of the new Board will not change the Investment Limitations and Policies or the Investment Instruments and Strategies of each Fund, as described in the SAI. Morgan Keegan & Company, Inc. continues to serve as the Funds’ transfer agent and dividend disbursing agent and the distributor of the Funds’ shares.

On page 40 of the SAI, the subsection entitled “Redemptions,” of the section entitled “Additional Tax Information,” is replaced in its entirety with the following:

“A redemption of a Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales load paid on Class A shares). An exchange of shares of a Fund for shares of another fund in the Company generally will have similar tax consequences. Special rules apply when a shareholder disposes of Class A shares of a Fund through a redemption or exchange within 60 days after purchase thereof and subsequently reacquires Class A shares of that Fund or acquires Class A shares of another Fund without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when the shareholder acquired those shares, and that amount will increase the basis in the shares subsequently acquired. In addition, if a shareholder purchases shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming at a loss other shares of that Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.”

On pages 44 through 46 of the SAI, the section entitled “Valuation of Shares,” is replaced in its entirety with the following:

“Calculating Share Price

Shares of the Funds are sold at their NAV plus any applicable front-end sales charge and redeemed at NAV less any applicable CDSC on days on which the NYSE is open for trading. Each Fund calculates its NAV as of the close of regular trading (approximately 4:00 p.m. Eastern Time, or any earlier NYSE closing time that day) on each day the NYSE is open for trading. The NYSE is not open for trading on weekends and on certain days relating to the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NAV may be calculated and purchase and redemption orders accepted on any such day if the Funds determine it is in the shareholders’ interest to do so. Your order will be priced at the next calculated NAV plus any applicable front-end sales charge after your order is received in proper form (as described in this Prospectus). The NAV for each class of a Fund’s shares is computed by subtracting the liabilities from the total assets attributable to each class of shares and dividing the result by the number of shares outstanding.

Valuation of Portfolio Investments

Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies are valued at the NAV as reported by those investment companies.

When price quotations for certain securities are not readily available or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures established by and under the supervision of the Company’s Board. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2)trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing services is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, Treasury yield curve, credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.”

On pages 47 through 48 of the SAI, in the subsection entitled “Sales Charge Waivers,” of the section entitled “Additional Purchase Information,” the first sentence is revised as follows:

“The sales charge is waived on Class A Shares of each Fund purchased (1) as a result of reinvestment of dividends and capital gain distributions and (2) you are an officer, director, employee or retired employee of Brookfield Asset Management Inc., or its affiliates or of the Company, or you are the legal spouse or a dependent child of any of the foregoing or (3) you purchase shares on behalf of Brookfield Asset Management Inc. or its affiliates.”

On page 52 of the SAI, under the section entitled “Directors and Officers,” the first paragraph is revised as follows:

“The officers of the Company are responsible for the operation of the Funds under the direction of the Board. An asterisk (*) indicates officers and/or Directors who are ‘interested persons’ of the Company as defined by the 1940 Act by virtue of their positions with Hyperion Brookfield Asset Management, Inc. (the “Adviser”).”

On pages 52 through 58 of the SAI, under the section entitled “Directors and Officers,” the tables under the separate headings entitled “Interested Directors,” “Independent Directors” and “Officers,” are each replaced with the following:

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office(2) and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorship(s) Held by Director
Interested Directors
Clifford E. Lai* Age 55	Director (Since 2008)	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Adviser; President and Chief Executive Officer (2005-2008), and Director of Crystal River Capital, Inc. (2005-Present); President (1993-Present) and Director of several investment companies advised by the Adviser or by its affiliates (2003-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	11	Director of several investment companies advised by the Adviser or by its affiliates (2003-Present); Director of Crystal River Capital, Inc. (2005-Present).

Independent Directors
Robert F. Birch Age 72	Director (Since 2008)	President and Director of New America High Income Fund (1992-present).	11	Director of several investment companies advised by the Adviser or by its affiliates (1998-Present); Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with Hyperion Brookfield Asset Management, Inc., the Funds’ Adviser.

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office(2) and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorship(s) Held by Director
Rodman L. Drake Age 65	Director (Since 2008)	General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present).	11	Chairman (since 2003) and Director of several investment companies advised by the Adviser or by its affiliates (1998-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (April 2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Corp. (2007-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and/or Chairman of Excelsior Funds (1994-2008); Trustee of Columbia Atlantic Funds (2007-Present).

Stuart A. McFarland Age 61	Director (Since 2008)	Managing Partner of Federal City Capital Advisors (1997-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007),	11	Director of several investment companies advised by the Adviser or its affiliates (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present).

Name, Address(1) and Age	Position(s) Held with Funds, Term of Office(2) and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorship(s) Held by Director
Louis P. Salvatore Age 61	Director (Since 2008)	Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11	Director of several investment companies advised by the Adviser or by its affiliates (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present).

Officers
John J. Feeney, Jr. Age 49	President (Since 2008)	Director (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Adviser; Vice President of several investment companies advised by the Adviser (2007-Present); Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	N/A	N/A

Dana E. Erikson Age 43	Vice President (Since 2008)	Senior Portfolio Manager of the Adviser (2006-Present); Senior Portfolio Manager of Evergreen Investments (1996-2006).	N/A	N/A

Thomas F. Doodian Age 49	Treasurer (Since 2008)	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operation Officer (1998-2006) and Chief Financial Officer (2002-2006) of the Adviser; Treasurer of several investment companies advised by the Adviser (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).	N/A	N/A

Josielyne K. Pacifico Age 35	Secretary and CCO (Since 2008)	Director and CCO (2006-Present), Assistant General Counsel (2006-Present), Compliance Officer (2005-2006) of the Adviser; CCO of several investment companies advised by the Adviser (2006-Present); Assistant Secretary of Crystal River Capital, Inc. (2007-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).	N/A	N/A

“(1)	The address of each Director is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.
(2)	Each Director serves until his resignation or retirement. Officers of the Company are elected and appointed annually by the Board of Directors and hold office until they resign, are removed, or otherwise disqualified to serve.”

On page 59 of the SAI, under the subsection entitled “Committees of the Board,” of the section entitled “Directors and Officers,” the second paragraph, twelfth sentence, is revised as follows:

“Shareholders may send other written communication to the Funds’ Board or to an individual director by mailing such correspondence to the funds’ Secretary (Address: Hyperion Brookfield Asset Management, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010).”

On pages 60 through 61 of the SAI, the subsection entitled “Compensation of Independent Directors,” of the section entitled “Directors and Officers,” is replaced in its entirety with the following:

“Officers and Directors of the Company who are interested persons of the Company receive no salary or fees from the Company. Each Independent Director receives from each Fund an annual fee of $10,000. The Independent Directors do not receive individual meeting fees. The Chairman of the Board receives an additional $1,000 from each Fund and the Chairman of the Audit Committee receives an additional $1,000 from each Fund. No officer or Director is entitled to receive pension or retirement benefits from the Company.

The table below sets forth the estimated compensation to be paid to Directors for the fiscal year ended April 30, 2009. The estimated compensation shown in table below is for the period beginning on July 29, 2008 through April 30, 2009. This compensation is estimated only, based on current compensation levels. There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.

Name and Position with the Company	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Company and Fund Complex Paid to Director
Interested Directors

Clifford E. Lai Director	$0	N/A	N/A	$0

Independent Directors

Robert F. Birch Director	$30,000	N/A	N/A	$130,000

Rodman L. Drake Director	$33,000	N/A	N/A	$147,000

Stuart A. McFarland Director	$30,000	N/A	N/A	$130,000

Louis P. Salvatore Director	$33,000	N/A	N/A	$142,000

On page 61 of the SAI, the subsection entitled “Director Ownership of Equity Securities,” of the section entitled “Directors and Officers,” is replaced in its entirety with the following:

“The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all registered investment companies overseen by the Director in the Fund complex as of June 30, 2008.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Interested Directors

Clifford E. Lai	None	Over $100,000

Independent Directors

Robert F. Birch	None	$50,001-$100,000
Rodman L. Drake	None	$50,001-$100,000
Stuart A. McFarland	None	$10,001-$50,000
Louis P. Salvatore	None	Over $100,000

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Interested Directors

As of June 30, 2008, the Directors and officers of the Company owned in the aggregate less than 1% of the outstanding Class A Shares, Class C Shares, and Class I Shares of each fund. As of June 30, 2008, no Independent Director or their immediate family members owned beneficially or of record any securities of, or had any direct or indirect material interest in, the Adviser, Morgan Keegan or any person controlling, controlled by or under common control with such persons.”

On pages 64 through 66 of the SAI, the section entitled “Investment Adviser,” is replaced in its entirety with the following:

“Hyperion Brookfield Asset Management, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010, a registered investment adviser, is a wholly owned subsidiary of Brookfield Asset Management, Inc., and serves as the Funds’ investment adviser under an Investment Advisory Agreement (“Advisory Agreement”) entered into between the Funds and the Adviser. The Advisory Agreement became effective as of July 29, 2008. The Advisory Agreement provides that, subject to oversight by the Board, the Adviser manages the investment and other affairs of the Funds. The Adviser is responsible for managing the Funds’ portfolio securities and for making purchases and sales of portfolio securities consistent with the Funds’ investment objective, policies and limitations described in the Prospectus and this SAI. The Adviser is obligated to furnish the Funds with office space as well as with executive and other personnel necessary for the operation of the Funds. In addition, the Adviser is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. The Adviser and its affiliates also are responsible for the compensation of Directors and officers of each fund who are employees of the Adviser and/or its affiliates.

The Funds bear separately all their other expenses that are not assumed by the Adviser. These expenses include, among others: legal and audit expense; organizational expenses; interest; taxes; governmental fees; membership fees for investment company organizations: the cost (including brokerage commissions or charges, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith; fees of custodians, transfer agents, registrars or other agents; distribution fees; expenses of preparing share certificates; expenses relating to the redemption of the Funds’ shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws and maintaining such registrations and qualifications; expenses of preparing, setting in print, printing and distributing prospectuses, proxy statements, reports, notices and dividends to each Fund’s shareholders; costs of stationery; costs of shareholders and other meetings of the Funds; compensation and expenses of the Independent Directors; and insurance covering each Fund and its respective officers and Directors. The Funds are also liable for such nonrecurring expenses as may arise, including litigation to which the funds may be party. Each Fund also may have an obligation to indemnify its Directors and officers with respect to any such litigation.

For its services it provides to the Funds, the Adviser receives an annual investment advisory fee equal to 0.35%, 0.40% and 0.75%, from the Short Term Bond Fund, Intermediate Bond Fund and High Income Fund, respectively. On July 29, 2008, the Adviser contractually agreed to waive its fees and, if necessary, reimburse each Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) in order to limit such operating expenses (the “Expense Cap”) for shares of the Funds as follows: for the Short Term Bond Fund, 0.90% of average annual net assets of Class A shares, 1.10% of average annual net assets of Class C shares, and 0.65% of average annual net assets of Class I shares; for the Intermediate Bond Fund, 0.90% of average annual net assets of Class A shares, 1.25% of average annual net assets of Class C shares, and 0.65% of average annual net assets of Class I shares; and for the High Income Fund, 1.25% of average annual net assets of Class A shares, 1.75% of average annual net assets of Class C shares, and 1.00% of average annual net assets of Class I shares. The Expense Cap will remain in effect for an initial term of two years and thereafter indefinitely, unless sooner terminated by the Board of Directors of the Company, on behalf of each Fund, or the Adviser, upon sixty (60) days written notice to the other party. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by each Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Advisory Agreement will remain in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may at any time be terminated by the Adviser or the Company with respect to any Fund, without penalty, on sixty (60) days’ written notice to the other, and will terminate automatically in the event of its assignment.

A discussion regarding the Board’s basis for approving the Advisory Agreement is available in the Funds’ annual report dated April 30, 2008.”

On pages 67 through 69 of the SAI, the section entitled “Portfolio Managers,” is replaced in its entirety with the following:

“Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Funds and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined the Adviser in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Anthony Breaks, CFA – Mr. Breaks serves as co-portfolio manager for the Funds. Mr. Breaks has over 11 years of investment experience, primarily in the area of structured finance investments. Mr. Breaks is part of a separate team of fifteen investment professionals focusing on structured mortgage-related investment products. Mr. Breaks joined the Adviser in 2005. Prior to that, Mr. Breaks was with Brookfield Asset Management Inc. since 2002, where he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic collateralized debt obligation (“CDO”), and development of insurance related investment products. Prior to joining Brookfield, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

Messrs. Erikson and Breaks have equal discretion with respect to the management of the Funds and share equally in the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Funds. The tables below show the number of other accounts managed by Messrs. Erikson and Breaks and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Funds as of June 30, 2008:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$40 million	$0	$20 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The dollar range of shares of the Funds beneficially owned by Dana E. Erikson as of July 29, 2008 is as follows:

Short Term Bond Fund:	$0
Intermediate Bond Fund:	$0
High Income Fund:	$0

The following table provides information about the accounts managed by Anthony Breaks, Co-Portfolio Manager for the Funds, as of June 30, 2008:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$0	$0	$1.07 billion
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The dollar range of shares of the Funds beneficially owned by Anthony Breaks as of July 29, 2008 is as follows:

Short Term Bond Fund:	$0
Intermediate Bond Fund:	$0
High Income Fund:	$0

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Funds.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Funds’ portfolio managers are compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.”

On pages 76 of the SAI, the section entitled “Proxy Voting Policies and Procedures,” is replaced in its entirety with the following:

“The Funds vote proxies related to their portfolios’ securities according to a set of policies and procedures approved by the Funds’ Board of Directors, which permit the

Funds’ to delegate responsibility for voting the Funds’ proxies to Hyperion Brookfield, subject to the Board of Directors’ and the Fund’s Chief Compliance Officer’s oversight. You may view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 as well as a description of the policies and procedures, without charge, by calling 800-HYPERION, by visiting the Funds’ website at www.hyperionbrookfield.com or by visiting the SEC’s website at www.sec.gov. Annexed hereto as “Appendix A” please find a copy of the Proxy Voting Policies and Procedures of the Funds.”

On pages 77 through 78 of the SAI, the section entitled “Portfolio Holdings Information,” is replaced in its entirety with the following:

“A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Funds’ website. A Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1. Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

2. Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-Q.

Non-Public Portfolio Holdings

Disclosure of a Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Funds’ policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within a Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing a Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither a Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of a Fund’s non-public portfolio holdings.

Service Providers. A service provider or other third party that receives information about a Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Funds, a duty of confidentiality and a duty not to use the information for trading.

Rating And Ranking Organizations. Any Fund officer may provide a Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Funds currently have ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential. (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Funds’ Boards at the next scheduled board meeting.

Media. Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions. The Funds’ policy may not be waived, or exceptions made, without the consent of the Funds’ Chief Compliance Officer. All waivers and exceptions will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Funds’ shareholders and the interests of the Funds’ service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review. As part of the annual review of the compliance policies and procedures of the funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.”

On pages 80 through 81 of the SAI, the section entitled “Administrator, Sub-Administrator, Custodian, Transfer Agent, Dividend Disbursing Agent and Portfolio Accounting Service Agent,” is replaced in its entirety with the following:

“The administrative services are provided for under the Advisory Agreement between the Company and the Adviser. The Adviser also provides accounting services to each Fund, pursuant to a Fund Accounting Service Agreement. These services include portfolio accounting, expense accrual and payment, fund valuation and financial reporting, tax accounting, and compliance control services. Each Fund pays the Adviser 0.03% of its average daily net assets for accounting services.

Pursuant to a Sub-Administration Agreement between the Adviser and Morgan Keegan, Morgan Keegan currently provides administrative services to the Funds. The Adviser expects to enter into a new Sub-Administration and Sub-Fund Accounting Agreement with State Street Bank and Trust Company (“State Street”) as discussed below. Morgan Keegan serves as the transfer and dividend disbursing agent of each Fund. Services provided by Morgan Keegan include the issuance, cancellation and transfer of each Fund’s shares, and the maintenance of records regarding the ownership of such shares. Each Fund pays Morgan Keegan an annual fee of $2,000 per month or $24,000 per year until net assets of the Fund reach $20,000,000, at which time the fee will become $2,500 per month or $30,000 per year.

The Adviser expects to enter into a Sub-Administration and Sub-Fund Accounting Agreement with State Street, as of August 1, 2008. State Street, a Massachusetts trust company will provide administrative and fund accounting services to the Funds in accordance with, and subject to, the terms thereof.

State Street Bank and Trust Company, National Association, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, serves as the custodian of the funds’ cash and investment securities. The custodian is also responsible for, among other things, receipt and delivery of each Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Company.”

On pages 82 of the SAI, the section entitled “Legal Counsel,” is replaced in its entirety with the following:

“Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Funds.”

APPENDIX A

VOTING PROXY POLICIES AND PROCEDURES

The 1940 Act requires Funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their shareholders their actual proxy voting record by either posting it on the Fund’s website or making it available to shareholders upon request. The Funds delegate to the Adviser the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose document is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Funds. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Funds.

2. Definition of Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Funds. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight.

The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Funds’ shareholders.

4. Conflicts of Interest. The Funds recognize that under certain circumstances their Adviser may have a conflict of interest in voting proxies on behalf of the Funds. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager (see below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board of Directors for the Fund. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Board of Directors and the Adviser shall follow the instructions of the Board of Directors. The proxy manager shall keep a record of all materiality decisions and report them to the Board of Directors on a quarterly basis.

5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 6 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager. The chief investment officer or his delegate shall be the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and are subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

9. Report to the Board. On a quarterly basis, the proxy manager or his designee will report in writing to the Boards of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE